Forests Manufacturing Ltd.
2/F.,Fat Lee Ind. Bldg., 17 Hung To Rd., Kwun Tong, Kln., Hong Kong.
Tel:(852) 2798 5769 / 2142 6188 Fax:(852) 2243 2280 / 2344 4028
E-mail Address: info@forests.com.hk Web-site:www.forests.com.hk

ISO 9001 UKAS QUALITY MANAGEMENT Reg. No. 043-A AN ISO 9001 FACTORY

PRIVATE & CONFIDENTIAL

EMPLOYMENT CONTRACT

This contract of employment is entered into between **Forests Manufacturing Limited** (the "Employer" or "Company") and **Ms. Liu Lai Li, Carmen** (the "Employee" or "You").

1. COMMENCEMENT DATE

Your employment with the Company will start on 26th June, 2003.

2. POSITION AND DUTIES

The Company will employ you as **General Manager**, and you will be responsible for all general office management works function.

If the Company considers it necessary, you may be transferred to another Department of the Company, or to one of its related companies. In so doing the Company will take into consideration your personal circumstances and any other relevant factors.

3. SALARY

Your basic salary will be **HK $38,000.00** per month.

The company reserves the right to review and adjust your salary from time to time.

4. WORKING HOURS

Monday to Friday	:	9:30 a.m. – 6:00 p.m.
Saturday	:	9:30 a.m. – 1:00 p.m.
Lunch Break	:	1:00 p.m. – 2:00 p.m.

5. PROBATION

You will have to serve a probation period of three months. Upon satisfactory completion of your probation the Company will offer you employment on a permanent basis.

2/F.,Fat Lee Ind. Bldg., 17 Hung To Rd., Kwun Tong, Kln., Hong Kong.
Tel:(852) 2798 5769 / 2142 6188 Fax:(852) 2243 2280 / 2344 4028
E-mail Address: info@forests.com.hk Web-site:www.forests.com.hk

ISO 9001 UKAS QUALITY MANAGEMENT Reg. No. 043-A
AN ISO 9001 FACTORY

6. **TERMINATION**

During Probation, either the Company and you shall give to the other party 7 days' notice or 7 days' salary in lieu, to terminate your employment.

After Probation, either the Company and you shall at any time terminate the employment agreement by giving to the other party one calendar month's written notice or one month's salary in lieu of such notice without cause assigned.

7. **HOLIDAYS**

You will be entitled to the Public Holidays in Hong Kong SAR with pay.

8. **ANNUAL LEAVE**

You will be entitled to 14 working days' annual leave per annum after completion of each period of 12 months' service with the Company. Annual leave must be taken to suit the Company's convenience and subject to agreement by the management. Upon termination, any earned leave not taken during the service period will be settled by leave payment provided that the service period is not less than three months as at the time of leaving the Company.

9. **DOUBLE PAY**

You will be entitled to a Double pay of an amount equivalent to one month's salary for each completed calendar year of service.

If you have employed for less than a year on 31st December of the calendar year, your Double Pay will be calculated on a pro-rata basis from the starting date of your employment.

If you have resigned before 31st December of the calendar year, your Double Pay will not be entitled to any portion.

10. **SICK LEAVE**

You will be entitled to 2 days' sick leave per month after completion of probationary period. The sick leave must be support by a registered medical practitioner certified by the Hong Kong SAR.

Forests Manufacturing Ltd.
2/F.,Fat Lee Ind. Bldg., 17 Hung To Rd., Kwun Tong, Kln., Hong Kong.
Tel:(852) 2798 5769 / 2142 6188 Fax:(852) 2243 2280 / 2344 4028
E-mail Address: info@forests.com.hk Web-site:www.forests.com.hk

ISO 9001 UKAS QUALITY MANAGEMENT Reg. No. 043-A
AN ISO 9001 FACTORY

11. MANDATORY PROVIDENT FUND

Mandatory Provident Fund (MPF) scheme will commence when you have been employed for 60 consecutive days. The Company will contribute an amount equal to 5% of your annual salary to a selected registered MPF scheme managed by trustees.

12. CONFIDENTIALITY

All information obtained during the performance of your duties, whether it concerns clients, agents, products or the Company itself, is strictly confidential and shall in no way be revealed to any persons or organizations other than for purposes related to, and during the normal course of business of the Company, for which you are employed.

13. AMENDMENT OF TERMS AND CONDITIONS OF SERVICE

The Company reserves the right to amend the company policy and any of the foregoing terms and conditions of services.

The Employee hereby declares that he/she understands thoroughly the above terms and conditions and further agrees to abide by such terms and conditions.

Signature of Employee

Name : Ms. Liu Lai Li
HK I.D. No: K281144 (8)
Date: 1 JUL 2003

Authorized Signature and Company Stamp

Name: Mr. William Tang
Position held: Director
Date: 26th June, 2003